CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report to Form 10-QSB of Anscott Industries, Inc. for the quarter ended June 30, 2004, I, Jack Belluscio, Principal Executive Officer and Principal Financial Officer of Anscott Industries, Inc. hereby Certifies Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report to Form 10-QSB for the quarter ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Anscott Industries, Inc.

                                 ANSCOTT INDUSTRIES, INC.


                                 By: /s/ Jack Belluscio
                                    -------------------------------------
                                    Jack Belluscio
                                    Principal  Executive Officer and
                                    Principal  Financial  Officer

Dated: September 16, 2004